SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

SCUDDER VARIABLE SERIES II

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SCUDDER VARIABLE SERIES II

Scudder Technology Growth Portfolio

Two International Place

Boston, Massachusetts 02110

June 10, 2003

Dear Shareholders:

A Special Meeting of Shareholders of Scudder Technology Growth Portfolio (the “Fund”), a series of Scudder Variable Series II, is to be held at 4 p.m., Eastern time, on July 24, 2003, at the offices of Deutsche Investment Management Americas Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110.

Please take the time to read the enclosed materials.

The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

To vote, simply fill out the enclosed proxy card—be sure to sign and date it—and return it to us in the enclosed postage-paid envelope.

Your vote is very important to us. If we do not hear from you by June 30, 2003, our proxy solicitor may contact you. Thank you for your response.

Respectfully,

Richard T. Hale

President

IMPORTANT NEWS

FOR SCUDDER TECHNOLOGY GROWTH PORTFOLIO SHAREHOLDERS

AND CONTRACT OWNERS

While we encourage you to read the full text of the enclosed Proxy Statement, here’s a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

Q&A

Q: What is happening?

A: Shareholders are being asked to vote for approval to (i) change the classification of the Fund from diversified to non-diversified and (ii) change the concentration policy of the Fund.

Q: Why am I being asked to vote on the proposed policy changes?

A: The Fund is currently classified as diversified. The Fund also has a fundamental policy not to concentrate its investments in any one industry. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that Fund shareholders approve a change in fundamental policy or classification from diversified to non-diversified. Accordingly, we are seeking shareholder approval of both of the proposed changes.

Q: How does my Fund’s Board recommend that I vote?

A: After careful consideration, the board members of your Fund unanimously recommend that you vote in favor of the proposals.

Q: Why has the Board recommended that I vote in favor of changing the Fund’s classification from diversified to non-diversified?

A: As a diversified Fund, the Fund currently may not, with respect to 75% of the value of its total assets, invest more than 5% in the securities issued by any one issuer, or purchase more than 10% of the outstanding voting securities of any one issuer. Changing the Fund’s classification to non-diversified will eliminate this policy and permit the Fund to invest a greater proportion of its assets in the obligations of a small

Q&A continued

number of issuers. The change is intended to provide your Fund’s portfolio managers with more flexibility in selecting investments for your Fund with the potential for improved performance.

Q: Why has the Board recommended that I vote in favor of the proposed change to my Fund’s concentration policy?

A: The Fund currently may not concentrate its investments in a particular industry. The proposal would require the Fund to invest 25% or more of its assets in the group of industries constituting the technology sector and permit the Fund to invest 25% or more of its assets in one or more industries in the technology sector. The change is intended to provide your Fund’s portfolio managers with additional flexibility to invest in securities they consider attractive.

Q: How can I vote my shares?

A: You may choose from one of the following options as described in more detail on the proxy card:

■	by mail, using the enclosed proxy card and return envelope; or

■	in person at the shareholder meeting.

Q: Whom should I call for additional information about this proxy statement?

A: Please call Alamo Direct, your Fund’s information agent at (866) 204-6487.

2

SCUDDER VARIABLE SERIES II

Scudder Technology Growth Portfolio

Two International Place

Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of Scudder Technology Growth Portfolio (the “Fund”), a series of Scudder Variable Series II, will be held at the offices of Deutsche Investment Management Americas Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on July 24, 2003 at 4 p.m., Eastern time, for the following purposes or to transact such other business, if any, as may properly come before the Meeting:

Proposal 1:	To approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 from a diversified company to a non-diversified company.

Proposal 2:

To approve a change to the Fund’s concentration policy to require the Fund to concentrate its assets in the group of industries constituting the technology sector and permit the Fund to concentrate its assets in one or more industries in the technology sector.

The Board unanimously recommends that shareholders vote FOR each Proposal.

The persons named as proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Fund at the close of business on May 20, 2003 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

By Order of the Board,

John Millette,  Secretary

June 10, 2003

IMPORTANT—We urge you to sign and date the enclosed proxy card or voting instruction form and return it in the enclosed addressed envelope which requires no postage. Your prompt return of the enclosed proxy card or voting instruction form may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will be able to do so.

Scudder Variable Series II

Scudder Technology Growth Portfolio

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

June 10, 2003

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the Trustees of which are referred to as the “Trustees”) of Scudder Variable Series II (the “Trust”) for use at the Special Meeting of Shareholders of Scudder Technology Growth Portfolio (the “Fund”), a series of the Trust. The Special Meeting is to be held at the offices of Deutsche Investment Management Americas Inc., investment manager of the Fund (“DeIM” or the “Adviser”), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on July 24, 2003, at 4 p.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”).

The Fund is available exclusively as a funding vehicle for variable life insurance policies (“VLI contracts”) and variable annuity contracts (“VA contracts”) offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). Individual VLI and VA contract owners are not the “shareholders” of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the items to be considered at the Meeting. This Proxy Statement is, therefore, furnished to contract owners entitled to give voting instructions with regard to the Fund.

This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about June 10, 2003 or as soon as practicable thereafter.

Proposal 1 relates to a change in the Fund’s classification from a diversified to a non-diversified Fund. Proposal 2 relates to a change in the Fund’s concentration policy.

The Board unanimously recommends that the shareholders vote FOR all Proposals.

In the descriptions of the Proposals below, the word “fund” is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, New York, NY 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement. Only a shareholder may execute or revoke a proxy. A Participant who has given voting instructions may revoke them through the applicable Participating Insurance Company. A Participant may also revoke the accompanying voting instruction at any time prior to its use by filing with the Trust a written revocation or duly executed voting instruction bearing a later date. In addition, any Participant who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed, but in the absence of voting directions in any voting instruction that is signed and returned, they may have the authority to vote the interest represented thereby FOR each Proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented to the Meeting.

The presence at the Meeting, in person or by proxy, of the holders of at least thirty percent (30%) of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will have the effect of a “no” vote on each Proposal.

The Board has fixed the close of business on May 20, 2003, as the record date (the “Record Date”), for the determination of shareholders entitled to notice of and to vote at the Meeting. Shareholders are entitled to one vote for each share held. As of April 30, 2003, there were 28,059,723 shares of the Fund outstanding, comprising 27,740,936 Class A shares and 318,787 Class B shares. Shareholders will vote on each Proposal in the aggregate, without regard to class.

Appendix 1 sets forth the beneficial owners of at least 5% of the Fund’s shares. To the best of the Trust’s knowledge, as of April 30, 2003, no person owned beneficially more than 5% of the Fund’s outstanding shares, except as stated in Appendix 1.

As of April 30, 2003, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the shares of the Fund.

The Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report, without charge by calling (800) 778-1482 or writing the Trust, c/o Deutsche Investment Management Americas Inc., at the address shown at the beginning of this Proxy Statement.

Proposal 1: Approval of a Change to the Fund’s Sub-Classification  under the Investment Company Act of 1940 from a  Diversified Company to a Non-Diversified Company

The Board has adopted, subject to shareholder approval, the recommendation of the Adviser, that the Fund’s sub-classification be changed from “diversified” to “non-diversified.” The Fund is currently sub-classified as a “diversified company” under Section 5(b) of the 1940 Act. As a “diversified company,” the Fund must have at least 75% of the value of its total assets in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities (the “75% basket”). For purposes of the 75% basket, the Fund may not count securities of a single issuer that account for more than 5% of the Fund’s total assets or that constitute more than 10% of such issuer’s outstanding voting securities as “other securities.” These restrictions apply only at the time of investment.

For example, if the Fund’s portfolio includes a security which constitutes 6% of the Fund’s total assets, that position would be excluded from the 75% basket. In addition, if shares of a security held by the Fund constitute more than 10% of an issuer’s outstanding voting securities, that position would likewise be excluded from the 75% basket. This restriction is designed to prevent funds that hold themselves out as diversified from being tied too closely to the success of one or a few issuers. In addition, the restriction is designed to prevent such funds from controlling portfolio companies.

The Board recommends that shareholders approve the Proposal to change the Fund’s sub-classification under Section 5(b) from “diversified” to “non-diversified.” If the shareholders approve the Proposal, the Fund will no longer be required to comply with the diversification standards outlined above. The Fund intends to continue to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

Although the Fund will be subject to the diversification standards imposed by the Code, a change in the Fund’s sub-classification to a non-diversified investment company will permit the Fund to invest its assets in fewer issuers than is now the case. The Adviser has advised the Board that changing to a non-diversified status will benefit shareholders with the potential for improved performance. The Adviser believes that there are a number of technology companies that present opportunities for growth and, as a non-diversified fund, the portfolio managers of your Fund will have the flexibility to make larger investments in securities they consider attractive with the potential for improved performance.

For example, over the last three years, the shares of several larger capitalization companies, which often combine relative financial strength with a more resilient business model, have outperformed their technology peers. This has increased the concentration of the technology universe. As of February 12, 2003, the three largest companies in the Goldman Sachs Technology Index (the “Technology Index”) accounted for more than 25% of the Technology Index, while the ten largest companies in the Technology Index accounted for more than 50% of the Technology Index. Under these circumstances, the Fund may be unable to match or overweight its investments in certain securities in the Technology Index because of the Fund’s sub-classification as a diversified company. If the technology sector continues to consolidate and/or remain volatile, the Fund may have more difficulty maintaining performance results similar to the Technology Index as a diversified company than as a non-diversified company.

While investing a larger portion of the Fund’s assets in fewer issuers may prove beneficial when such companies outperform the market, larger investments in fewer issuers will also magnify any negative performance by such portfolio companies. In general, the Fund’s net asset value may become more volatile. However, the Adviser believes these additional risks are outweighed by the potential for improved performance.

THE BOARD OF THE TRUST RECOMMENDS  THAT THE SHAREHOLDERS OF THE FUND  VOTE IN FAVOR OF THIS PROPOSAL 1.

Proposal 2: Approval of a Change to the Fund’s Concentration Policy  to Require the Fund to Concentrate its Assets in the Group of  Industries Constituting the Technology Sector and to  Permit the Fund to Concentrate Its Assets in One or  More Industries in the Technology Sector

At the recommendation of the Adviser, the Board has approved, and recommends that shareholders of the Fund approve, an amendment to the Fund’s concentration policy.

The Fund currently has a fundamental policy not to concentrate its investments in a particular industry. Under the 1940 Act, a Fund must recite its policies with respect to industry concentration in its prospectus. Any change to those policies requires shareholder approval. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that investment of more than 25% of a fund’s assets in any one industry or group of industries constitutes concentration. If a fund concentrates in a particular industry or group of industries, it must have more than 25% of its assets invested in that industry or group of industries.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S.

companies in the technology sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware.

•	The Fund’s current fundamental investment policy states:

“As a matter of fundamental policy, the Fund will not:

Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

•	The proposed fundamental investment policy that you are being asked to approve states:

“As a matter of fundamental policy, the Fund will not:

Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.”

The change in concentration policy is intended to provide the portfolio managers of your Fund with additional flexibility in selecting investments in the technology sector. The Adviser believes that there are a number of technology companies that present opportunities for growth with the potential for improved performance. If the Fund concentrates its assets in the group of industries constituting the technology sector with the flexibility to concentrate in one or more industries in the technology sector, the Adviser believes that the portfolio managers may be able to take advantage of investment opportunities that would otherwise be prohibited. As noted above, under normal circumstances, the Fund currently invests primarily in common stocks of technology companies. Thus, the Fund is subject to the risks of concentrating its assets in the technology sector and matters affecting the technology sector in general may affect the Fund’s performance. However, a fund that may also concentrate its assets in one or more particular industries within the technology sector may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives within that sector.

THE BOARD OF THE TRUST RECOMMENDS THAT  THE SHAREHOLDERS OF THE FUND VOTE  IN FAVOR OF THIS PROPOSAL 2.

ADDITIONAL INFORMATION

General

As discussed above, shares of the Fund are offered only to Participating Insurance Companies to fund benefits under their VLI contracts and VA contracts (each a “Contract”). Accordingly, as of the close of business on May 20, 2003, shares of the Fund were held by separate accounts, or subaccounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual contract owners or to a group (e.g., a defined benefit plan) in which individuals participate (collectively, “Participants”). Participants have the right to instruct the Participating

Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting).

A Participating Insurance Company must vote the shares of the Fund held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of the Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to each Proposal on which it is entitled to vote, for, against or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from contract owners (i.e., echo voting). The group Participants of some group Contracts may have the right to direct the vote, with respect to each Proposal on which they are entitled to vote, for all shares of the Fund held under the Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy Statement is used to solicit instructions from Participants for voting shares of the Fund, as well as for soliciting proxies from the Participating Insurance Companies, the actual shareholders of the Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders, will be described as voting for purposes of this Proxy Statement.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile, will be paid by the Fund. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Alamo Direct (“Alamo”) has been engaged to assist in the solicitation of proxies for the Fund at an estimated cost of $3,192, plus expenses. Such expenses will be borne by the Fund. As the Meeting date approaches, certain shareholders of the Fund, if their votes have not yet been received, may receive a telephone call from a representative of Alamo requesting that they submit the proxy card or voting instruction form originally sent with the Proxy Statement. Should shareholders require additional information regarding the proxy or replacement proxy card or voting instruction form, they may contact Alamo toll-free at (866) 204-6487. Any proxy given by a shareholder is revocable until voted at the Meeting.

Investment Adviser and Administrator

DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, is the Fund’s investment adviser. DeIM also provides administrative services to the Fund. Pursuant to a sub-administrative agreement, DeIM has delegated certain administrative functions to State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 to perform certain administrative services for the Fund.

Principal Underwriter

Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, is the Fund’s principal underwriter.

Proposals of Shareholders for Subsequent Meetings

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, New York, NY 10154, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board,

John Millette

Secretary

APPENDIX 1

BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

Class	Name and Address of Beneficial Owner	Number of Shares	Percent of Class
A	Allmerica Life SVSII 440 Lincoln St. Worcester, MA 01653-0002	10,651,426	38.40%

A	Zurich Destinations Farmers SVSII c/o Kilico Windy Point II 1600 McConnor Pkwy. Schaumburg, IL 60196-6800	16,090,675	58.00%

B	The Manufacturers Life Ins Co (USA) 500 Boylston St., Ste. 400 Boston, MA 02116-3740	315,805	99.06%

For more information please call your Fund’s information agent,

Alamo Direct at (866) 204-6487.

SVSII Technology

FORM OF PROXY CARD

SCUDDER INVESTMENTS

P.O. BOX 18011

HAUPPAUGE, NY 11788-8811

SCUDDER VARIABLE SERIES II

SCUDDER TECHNOLOGY GROWTH PORTFOLIO

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS AND CONTRACT OWNERS

13th Floor, Two International Place, Boston, Massachusetts 02110-4103

4 p.m., Eastern time, on July 24, 2003

The undersigned hereby appoints Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth on this Proxy card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal 1 and Proposal 2. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice and Proxy Statement is hereby acknowledged.

YOUR VOTE IS IMPORTANT! PLEASE

SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

Date

Signature(s)

(Title(s), if applicable)

Note:	Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

To vote, mark blocks below in black or blue ink. Example: ☒

This proxy is solicited on behalf of the Board of Trustees with respect to your Fund. The Board of Trustees recommends a vote FOR Proposals 1 and 2.

	Vote on Proposals	FOR	AGAINST	ABSTAIN

1.	To approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 from a diversified company to a non-diversified company.	☐	☐	☐

2.

To approve a change to the Fund’s concentration policy to require the Fund to concentrate its assets in the group of industries constituting the technology sector and permit the Fund to concentrate its assets in one or more industries in the technology sector.

		☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.